Exhibit 99.3

DIAGNOSTIC IMAGING GROUP HOLDINGS, LLC AND AFFILIATES

UNAUDITED CONDENSED COMBINED INTERIM FINANCIAL STATEMENTS

September 30, 2015

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DIAGNOSTIC IMAGING GROUP HOLDINGS, LLC AND AFFILIATES
CONDENSED COMBINED BALANCE SHEET

	September 30, 2015	December 31, 2014
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$2,181,334	$454,899
Patient services receivable, net of allowances	20,374,703	20,857,870
Deferred income tax assets	23,147	25,258
Estimated insurance recoveries receivable	4,166,838	4,250,905
Prepaid expenses and other current assets	640,683	2,500,949
Total Current Assets	27,386,705	28,089,881
Property and Equipment, net of accumulated depreciation	8,765,076	12,021,715
Goodwill	49,839,016	54,370,516
Deferred Income Tax Assets, net	206,359	204,248
Estimated Insurance Recoveries Receivable, net of current portion	11,231,722	11,459,016
Other Assets	560,863	1,002,882
Total Assets	$97,989,741	$107,148,258
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$11,408,505	$12,661,921
Current portion of regulatory settlement	2,000,000	2,000,000
Current portion of capital lease obligations	1,309,261	1,476,494
Current portion of long-term debt	82,821	166,706
Current portion of medical malpractice reserves	4,345,242	4,656,693
Total Current Liabilities	19,145,829	20,961,814
Capital Lease Obligations, less current portion	578,999	1,412,259
Long-term Debt, less current portion	45,399	108,227
Deferred Rent	134,538	143,098
Medical Malpractice Reserves, less current portion	13,797,121	14,108,482
Loan Payable to Member	33,378,824	30,962,917
Regulatory Settlement, less current portion	4,500,000	6,000,000
Total Liabilities	71,580,710	73,696,797
Equity:
Doshi Diagnostic Imaging Services, P.C.:
Additional paid-in capital	125,000	125,000
Accumulated deficit	(17,491,492)	(19,428,198)
Total Stockholder’s Deficit	(17,366,492)	(19,303,198)
Diagnostic Imaging Group Holdings, LLC and Subsidiaries:
Members’ capital	43,775,523	52,754,659
Total Equity	26,409,031	33,451,461
Total Liabilities and Equity	$97,989,741	$107,148,258

The accompanying notes are an integral part of these interim financial statements

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DIAGNOSTIC IMAGING GROUP HOLDINGS, LLC AND AFFILIATES
CONDENSED COMBINED STATEMENT OF OPERATIONS (unaudited)

	Nine Months Ended September 30,
	2015	2014
Revenue
Net Patient Service Revenue	$52,626,444	$55,456,796
Capitation revenue	4,099,021	4,165,196
Total revenue	56,725,465	59,621,992
Expenses
Salaries and related	29,764,409	29,977,717
Other G&A Expenses	21,609,347	20,682,682
Med Supplies	1,553,297	1,826,396
Depreciation & Amortization	8,380,791	5,457,917
Provision for Bad Debt	1,373,371	1,330,214
Total Expenses	62,681,215	59,274,926

Operating (loss) income	(5,955,750)	347,066

Other Income / (Expense):
Interest	(1,491,692)	(1,650,441)
Gain on extinguishment of debt	3,257,500	–
Gain of Disposal of Equipment	422,503	70,615
Total other (expense) income	(1,069,189)	1,677,674
(Loss) income from continuing operations before taxes	(7,024,939)	2,024,740
Current tax	17,491	17,630
Net (loss) income	$(7,042,430)	$2,007,110

The accompanying notes are an integral part of these interim financial statements

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DIAGNOSTIC IMAGING GROUP HOLDINGS, LLC AND AFFILIATES
CONDENSED COMBINED STATEMENT OF EQUITY

(unaudited)

	Common Stock	Additional Paid in Capital	Retained Earnings (Accumulated Deficit)	Loans from Stockholder	Members' Capital	Receivable from Member	Total Equity
Balance 1/1/2015	$–	$125,000	$(19,428,198)	$–	$52,754,659	$–	$33,451,461
Contributions		–	–	–	–	–	–
Net Income / (Loss)	–	–	1,936,706	–	(8,979,136)	–	(7,042,430)
Balance 09/30/2015	$–	$125,000	$(17,491,492)	$–	$43,775,523	$–	$26,409,031

Balance 1/1/2014	$–	$125,000	$(21,017,216)	$(7,141,385)	$57,323,478	$(181,364)	$29,108,513
Contributions		–	–	–	–	–	–
Collection of Loans Receivable	–	–	–	7,141,385	–	181,364	7,322,749-
Net Income / (Loss)	–	–	(66,960)	–	2,074,070	–	2,007,110
Balance 09/30/2014	$–	$125,000	$(21,084,176)	$–	$59,397,548	$–	$38,438,372

The accompanying notes are an integral part of these interim financial statements

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DIAGNOSTIC IMAGING GROUP HOLDINGS, LLC AND AFFILIATES
CONDENSED COMBINED STATEMENT OF CASH FLOWS

(unaudited)

	Nine Months Ended September 30,
	2015	2014
Cash flows from operating activities
Net loss	$(7,042,430)	$2,007,110

Adjustments to reconcile net loss to cash provided by operating activities
Depreciation and amortization	8,380,791	5,457,917
Provision for bad debts	1,217,923	1,330,214
Gain on extinguishment of debt	–	(3,257,500)
Gain on Disposition of Assets,net	(422,503)	(70,615)
Deferred rent	(8,560)	–
Changes in operating assets and liabilities:
Patient care receivables	(734,756)	(2,909,255)
Prepaid expenses and other current assets	1,860,266	1,627,032
Other assets	442,019	126,637
Other Liabilities	(1,500,000)	(1,184,000)
Medical malpractice reserves	(311,451)	(868,094)
Accounts payable and accrued expenses	(1,253,416)	(8,639,227)
Net cash provided by operating activities	627,883	(6,379,781)

Cash flows from investing activities
Purchase of property plant and equipment	(424,828)	(631,085)
Proceeds from disposition of assets,net	422,503	81,200
Net cash used in investing activities	(2,325)	(549,885)

Cash flows from financing activities
Principal payments on capital lease payments	(1,168,317)	(1,181,251)
Advances from Owners	2,415,907	37,512,166
Principal payments on long term debt	(146,713)	(29,494,773)
Net cash provided by financing activities	1,100,877	6,836,142

Net increase in cash and cash equivalents	1,726,435	(93,524)
Cash and cash equivalents at beginning of period	454,899	1,592,566
Cash and cash equivalents at end of period	$2,181,334	$1,499,042

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$269,775	$595,831
Cash paid during the period for income taxes	$17,491	$17,491

Supplemental Disclosure of Noncash Investing & Financing Activity:
Equipment financed under capital leases and long term debt	$167,824	$676,031

The accompanying notes are an integral part of these interim financial statements

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DIAGNOSTIC IMAGING GROUP HOLDINGS, LLC AND AFFILIATES

NOTES TO UNAUDITED CONDENSED COMBINED INTERIM FINANCIAL STATEMENTS

1. Organization

The principal business of Diagnostic Imaging Group Holdings, LLC (“DIGH”), a Delaware limited liability company, and its subsidiaries and affiliates (collectively, the “Company”) is as follows:

Doshi Diagnostic Imaging Services, P.C. (“DDIS”), is principally engaged in the business of establishing and operating fixed-site diagnostic imaging and radiology facilities providing all types of outpatient radiological services, including x-rays, C-T scans, mammography and MRIs.

New PrimeCare, LLC (“New PrimeCare”), a Delaware limited liability company, provides payor contracting, billing and collection, and other administrative services to DDIS.

New PrimeCare is wholly owned by Diagnostic Imaging Group, LLC (“DIG”).

DDIS operates 23 facilities in the New York City boroughs of Manhattan, Brooklyn, Bronx and Queens, and in Nassau County. The Company also has one administrative office.

The Operating Agreement (the “Agreement”) of DIGH provides for distributions to the members to be made at least quarterly, in proportion to their sharing percentages, as defined in the Agreement, so the members may make their estimated, or actual, income tax payments as necessary associated with the taxable income of DIGH allocated to such members (“Tax Distributions”). The Agreement provides that distributions other than Tax Distributions may be made to the members first, in proportion to their respective total capital contributions, as defined in the Agreement, and second, in proportion to their sharing percentages, as defined in the Agreement, subject to certain other provisions of the Agreement. The allocation of income or loss to the members is subject to certain provisions of the Internal Revenue Code.

2. Summary of Significant Accounting Policies

During the period covered in these unaudited interim financial statements, there have been no material changes to the significant accounting policies we use, and have been explained, in our audited financial statements as of and for the year ended December 31, 2014.

3. Property and Equipment

A summary of property and equipment as of September 30, 2015 is as follows:

Medical equipment	$53,500,751
Office equipment and fixtures	13,206,173
Automobiles	60,287
Leasehold improvements	25,079,491
91,846,703
Less accumulated depreciation and amortization	83,081,627
$8,765,076

Property and equipment include assets recorded under capitalized leases totaling approximately $3,429,000 at September 30, 2015. Accumulated amortization attributable to assets recorded under capitalized leases was approximately $1,765,000 at September 30, 2015. Depreciation and amortization expense was approximately $3,849,000 for the period ended September 30, 2015.

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4. Related Party Transactions

Operating leases - The Company has operating lease agreements with entities controlled by a member of DIGH for the rental of nine diagnostic imaging and radiology facilities, the corporate office and a storage unit during the year ended September 30, 2015. The leases have varying terms expiring through 2021. Rent expense related to these operating lease agreements for the period ended September 30, 2015 was approximately $1,295,000. This excludes approximately $1,038,000 of contingent costs which relate to real estate taxes and common area maintenance charges for the period ended September 30, 2015.

At September 30, 2015, the Company had no outstanding amounts due to related parties under operating lease arrangements for facilities.

Loan payable to member - At September 30, 2015, DIGH had an unsecured demand loan payable to its member in the amount of $33,379,000. The note bears interest at an annual rate of 5.5% during the period ended September 30, 2015 and an annual rate of ___% after September 30, 2015. Interest expense for the period ended September 30, 2015 was approximately $1,256,000, which is included in accounts payable and accrued expenses. The member of DIGH has informed DIGH that such member does not intend to demand payment prior to September 30, 2016. Accordingly, this loan has been classified as noncurrent.

Other related party transactions - The Company purchases marketing supply materials from an entity owned by a family member of one of the Company’s members. Amounts paid to the entity during the period ended September 30, 2015 were approximately $111,500, of which approximately $6,700 is included in accounts payable.

5. Long-term Debt and Capital Leases

New PrimeCare has various unsecured notes payable in the original aggregate amount of $1,110,911 to finance equipment and equipment-related construction costs. The loans bear interest at various rates ranging from 4.19% to 10.15% per annum and are payable in 60 consecutive monthly installments of principal and interest in the aggregate amount of $7,500. The notes mature at various dates through 2018.

The outstanding balances under the aforesaid notes payable totaled approximately $128,000 at September 30, 2015.

At September 30, 2015, New PrimeCare had approximately $1,888,000 of capital lease obligations, at varying rates of imputed interest from 2.5% to 16.5%, collateralized by leased equipment.

6. Stockholder’s Equity

At September 30, 2015, 200 shares of no par value DDIS common stock are authorized, consisting of one share of Class A voting common stock issued and outstanding and 199 shares of Class B nonvoting common stock issued and outstanding.

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7. Commitments and Contingencies

Litigation - The Company is a party to routine legal actions and complaints arising in the ordinary course of business. In the opinion of management, all such matters are adequately covered by insurance or, if not so covered, are without merit or are of such kind, or involve such amounts, that unfavorable disposition would not have a material effect on the financial position of the Company.

The Company is exposed to various risks of loss related to litigation resulting from claims of malpractice and maintains professional liability insurance with coverage amounts considered adequate by Company management. The Company’s claims-made policies provide coverage up to the policy limits for claims made during the policy term, subject to certain deductible requirements. The Company does not anticipate claims in excess of the policy limits. The Company amortizes the cost of the claims-made policies as insurance expense over the policy terms.

The policy covering the Company’s New York locations expires on November 4, 2015 and is retroactive for claims made on or after June 30, 2008. The policy covering the Company’s Florida locations expired on December 14, 2014 and is retroactive for claims made on or after September 17, 2001. The Company does not believe that any retroactive adjustment would be material. The Company purchased occurrence basis policies covering claims relating to services provided prior to these retroactive dates.

There are known claims and incidents that have been asserted, as well as claims from unknown incidents that may be asserted in the future, arising from services provided to patients as of September 30, 2015. The Company has recorded a liability of approximately $18,142,000 as of September 30, 2015, for the estimated ultimate costs of defending and settling such claims, including incurred but not reported claims.

The above amount is reported gross of estimated insurance recoveries receivable of approximately $15,399,000 as of September 30, 2015, as required by ASU 2010-24, “Health Care Entities (Topic 954): Presentation of Insurance Claims and Related Insurance Recoveries.”

Regulatory inquiry - In April and August 2010, the Company received subpoenas from the U.S. Department of Health and Human Services Office of Inspector General (“OIG”) and, in April 2011, from the U.S. Attorney’s Office for the Eastern District of New York in connection with a joint investigation by the OIG and the U.S. Department of Justice (the “DOJ”) relating to certain of the Company’s billing practices. The Company responded to the subpoenas and cooperated in the investigation.

Effective February 20, 2014, the Company entered into a settlement agreement with the OIG, the State of New Jersey, and the State of New York (collectively referred to as Government Entities) whereby the Company agreed to pay an aggregate amount of $15,500,000 plus interest. The settlement agreement is neither an admission of liability by the Company nor a concession by the Government Entities that their claims are not well founded. An initial payment of $6,000,000 plus interest (accrued beginning November 1, 2013) was paid on January 29, 2014. The remaining balance is to be paid in 19 quarterly payments with interest at 2.2 percent per annum commencing April 30, 2014. It was further agreed that in the event of certain changes in ownership of the Company, as defined in the settlement agreement, the unpaid balance of the settlement amount plus any accrued interest shall be immediately due.

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Principal payment requirements of the settlement agreement obligation are as follows:

Period ending September 30:
2016	$2,000,000
2017	2,000,000
2018	2,000,000
2019	500,000

$6,500,000

As part of the settlement, effective February 19, 2014, the Company entered into a Corporate Integrity Agreement (“CIA”) with the OIG. The period of compliance obligations assumed by the Company under the CIA is five years from the effective date of the agreement. The five required one-year reporting periods commence on the effective date of the agreement. Key requirements of the agreement include, but are not limited to, appointing a compliance officer and compliance committee, implementing and distributing a written Code of Conduct, providing training on the CIA requirements and compliance program, engaging an Independent Review Organization to perform specified reviews during each reporting period, and providing annual reports for each reporting period with respect to the status of, and findings regarding the Company’s compliance activities. The agreement also specifies monetary and other penalties if the Company fails to comply with certain obligations under the CIA, including exclusion from Medicare and other federal health care programs in the event of the Company’s material breach (as defined) of the agreement. The Company believes it is in compliance with the requirements of the CIA.

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